UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 2, 2025

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On November 2, 2025, SM Energy Company, a Delaware corporation (the “Company” or “SM Energy”), Cars Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of SM Energy (“Merger Sub”), and Civitas Resources, Inc., a Delaware corporation (“Civitas”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into Civitas, with Civitas surviving as a wholly owned subsidiary of SM Energy (the “First Company Merger”), and (ii) immediately following the First Company Merger, Civitas as the surviving corporation (the “First Surviving Corporation”) will merge with and into SM Energy, with SM Energy continuing as the surviving corporation (the “Second Company Merger” and, together with the First Company Merger, the “Mergers”). The First Company Merger will become effective at a time agreed by the parties to the Merger Agreement in writing and as specified in a certificate of merger filed with the Secretary of State of the State of Delaware (the “Effective Time”), and the Second Company Merger will become effective as specified in a subsequent certificate of merger. Upon consummation of the Mergers and the other transactions contemplated by the Merger Agreement (the “Transactions”), Civitas and Merger Sub will cease to exist.
Under the terms of the Merger Agreement and as more fully described below, at the Effective Time, each share of Civitas common stock issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled as described below) will be converted into the right to receive 1.45 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of SM Energy (“SM Energy Common Stock”). Each share of Civitas common stock held in the treasury of Civitas or owned directly or indirectly by SM Energy or Merger Sub immediately prior to the Effective Time will be cancelled and will cease to exist, and no consideration will be delivered in exchange therefor. Each share of capital stock of Merger Sub outstanding immediately prior to the Effective Time will be converted into one share of capital stock of the First Surviving Corporation. The Merger Agreement also specifies the treatment of Civitas’ outstanding equity awards and warrants in connection with the Merger. In connection with the consummation of the Mergers, SM Energy’s certificate of incorporation (the “SM Energy Charter”) would be amended to increase the authorized number of shares of SM Energy Common Stock to 400,000,000 shares (the “SM Energy Charter Amendment”).
The board of directors of SM Energy (the “SM Energy Board”) unanimously (a) determined that the Transactions are in the best interests of, and are advisable to, SM Energy and its stockholders (the “SM Energy Stockholders”), (ii) approved, adopted and declared advisable the Merger Agreement, the SM Energy Charter Amendment, and the Transactions, (iii) directed that the issuance of SM Energy Common Stock in connection with the Mergers (the “Stock Issuance”) and the SM Energy Charter Amendment be submitted to the holders of SM Energy Common Stock for their approval and (iv) resolved to recommend that the SM Energy Stockholders approve the Stock Issuance and the SM Energy Charter Amendment.
SM Energy and Civitas have agreed to certain governance-related matters. At the Effective Time, the SM Energy Board (the “New Board”) will have 11 members, including (a) six directors from among the members of the SM Energy Board as of the date of the Merger Agreement, two of which will be designated by the Chairman of the SM Energy Board and four of which shall be designated by mutual agreement of the Chairman of each of the SM Energy Board and the Civitas Board and (b) five directors from among the members of the Civitas Board as of the date of the Merger Agreement, two of which will be designated by the Chairman of the Civitas Board and three of which shall be designated by mutual agreement of the Chairman of each of the SM Energy Board and Civitas Board. The Chairman of the SM Energy Board as of immediately prior to the Effective Time will serve as Chairman of the New Board.
At the Effective Time, the New Board will have three committees, consisting of: (i) a Governance and Sustainability Committee, (ii) an Audit Committee and (iii) a Compensation Committee. The chairman of the Governance and Sustainability Committee and the Audit Committee will be designated by the Chairman of Civitas Board, and the chairman of the Compensation Committee will be designated by the Chairman of the SM Energy Board. At the Effective Time, each committee will be composed of an equal number of directors designated by SM Energy and by Civitas.
The closing of the Mergers is subject to the satisfaction or waiver of certain closing conditions, including, among others, (i) adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Civitas Common Stock entitled to vote thereon (the “Civitas Stockholder Approval”), (ii) approval of (a) the Stock Issuance by affirmative vote of the holders of a majority of the outstanding shares of SM Energy Common Stock present in person or represented by proxy at a special meeting of the SM Energy Stockholders and entitled to vote thereon and (b) the SM Energy Charter Amendment by the votes cast for the SM Energy Charter Amendment by the holders of outstanding shares of SM Energy Common Stock exceeding the votes cast against the SM Energy Charter Amendment by the holders of outstanding shares of SM Energy Common Stock, in each case, in accordance with the rules and regulations of the New York Stock Exchange (the “NYSE”), the Delaware General Corporation Law and the SM Energy organizational documents (collectively, the “SM Energy Stockholder Approval”), (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other antitrust law relating to the Transactions, as well as any agreement not to close embodied in a “timing agreement” between the parties to the Merger Agreement and any governmental entity, (iv) no temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition being in effect, and no law having been enacted, entered, promulgated, enforced or deemed applicable by any governmental entity that, in any such case, prohibits or makes illegal the consummation of the Mergers, (v) approval for listing on NYSE of the shares of SM Energy Common Stock to be issued in the First Company Merger, (vi) the effectiveness of the Form S‑4, (vii) the accuracy of representations and warranties and compliance with covenants of each party, (viii) absence of a material adverse effect on SM Energy or Civitas, and (ix) receipt by Civitas of an opinion from Civitas' counsel that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, in each case subject to the standards set forth in the Merger Agreement.
The Merger Agreement contains customary representations and warranties of the parties to the Merger Agreement relating to their respective businesses, financial statements and public filings, as applicable, in each case generally subject to customary materiality and knowledge qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of SM Energy and Civitas, including covenants relating to conducting their respective businesses in the ordinary course and refraining from taking certain actions without the consent of the other party. SM Energy and Civitas also agreed to use their reasonable best efforts to consummate the Transactions and to obtain regulatory approvals.
The Merger Agreement provides that, from the date of the Merger Agreement, each of SM Energy and Civitas will be subject to certain restrictions on its ability to solicit an alternative Parent Acquisition Proposal or Company Acquisition Proposal (each as defined in the Merger Agreement), respectively, from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative Parent Acquisition Proposals or Company Acquisition Proposals, as applicable, subject to customary exceptions. SM Energy is required to call a meeting of its stockholders to obtain the SM Energy Stockholder Approval. Civitas is required to call a meeting of its stockholders to obtain the Civitas Stockholder Approval. Neither party has the ability to terminate to accept a superior proposal prior to its stockholder meeting.
The Merger Agreement contains customary termination rights for each of SM Energy and Civitas, including, among others, if the Mergers have not been consummated by August 3, 2026 (subject to a limited extension to November 2, 2026 for the sole purpose of obtaining antitrust clearances), if required stockholder approvals are not obtained, or upon a change of recommendation or a material breach by the other party, in each case on the terms set forth in the Merger Agreement. In certain circumstances, including specified circumstances following a change of recommendation by the Civitas board or the receipt by Civitas of a competing acquisition proposal, Civitas will be required to pay SM Energy a termination fee of $85 million (the “Company Termination Fee”), and in reciprocal specified circumstances, SM Energy will be required to pay Civitas a termination fee of $79 million (the “SM Energy Termination Fee”). In other specified circumstances where the Merger Agreement is terminated following the failure to obtain the required stockholder approval and the Company Termination Fee or SM Energy Termination Fee, as applicable, is not otherwise payable, the party whose stockholders failed to approve the transactions will be required to pay the other party $26 million (if the Civitas Stockholder Approval is not obtained) or $24 million (if the SM Energy Stockholder Approval is not obtained), in each case as reimbursement for the other party’s transaction expenses.
The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.
The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) matters specifically disclosed in any reports filed by SM Energy or Civitas with the SEC prior to the date of the Merger Agreement (subject to certain exceptions) and (b) confidential disclosures made in confidential disclosure letters delivered in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SM Energy’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding SM Energy and Civitas that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that SM Energy or Civitas files with the SEC.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this Form 8-K that address events, or developments that SM Energy and Civitas expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Transactions, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. These include the expected timing and likelihood of completion of the Transactions, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transactions that could reduce anticipated benefits or cause the parties to abandon the Transactions, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of SM Energy or Civitas may not approve the Transactions, the risk that the parties may not be able to satisfy the conditions to the Transactions in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transactions, the risk that any announcements relating to the Transactions could have adverse effects on the market price of SM Energy’s common stock or Civitas’ common stock, the risk that the Transactions and its announcement could have an adverse effect on the ability of SM Energy and Civitas to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transactions could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond SM Energy’s or Civitas’ control, including those detailed in SM Energy’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at sm-energy.com/investors and on the SEC’s website at http://www.sec.gov, and those detailed in Civitas’ annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Civitas’ website at ir.civitasresources.com/investor-relations and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that SM Energy or Civitas believe to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by SM Energy and Civitas in light of their perceptions of current conditions, expected future developments, and other factors that SM Energy and Civitas believe are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K.
No Offer or Solicitation
This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Additional Information and Where to Find It
In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of the Company and Civitas and a prospectus of the Company (the “Joint Proxy Statement/Prospectus”). Each of the Company and Civitas may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that the Company or Civitas, as applicable, may file with the SEC in connection with the proposed transaction. After the Registration Statement has been declared effective by the SEC, a definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of each of the Company and Civitas. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND CIVITAS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CIVITAS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing important information about the Company, Civitas and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.sm-energy.com/investors. Copies of the documents filed with the SEC by Civitas will be available free of charge on Civitas’ website at https://ir.civitasresources.com/investor-relations/Overview/default.aspx. The information included on, or accessible through, the Company’s or Civitas’ website is not incorporated by reference into this communication.
Participants in the Solicitation
The Company, Civitas and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/893538/000089353825000032/sm-20250404.htm) and a Form 8-K filed by the Company on September 8, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/893538/000089353825000116/sm-20250904.htm). Information about the directors and executive officers of Civitas, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in a Form 8-K filed by Civitas on August 6, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000110465925074774/tm2522747d1_8k.htm), a Form 8-K filed by Civitas on May 7, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000110465925045550/tm2514090d1_8k.htm), and Civitas’ proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000155837025005077/civi-20241231xdef14a.htm). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company and Civitas using the sources indicated above.
Item 9.01     Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger among SM Energy Company, Cars Merger Sub, Inc., and Civitas Resources, Inc., dated as of November 2, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	November 3, 2025	By:	/s/ JAMES B. LEBECK
James B. Lebeck
Executive Vice President Corporate Development and General Counsel